Offerings - Offering: 1	Oct. 31, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Class A common stock, $0.01 par value per share
Amount Registered | shares	16,829,267
Proposed Maximum Offering Price per Unit	20.50
Maximum Aggregate Offering Price	$ 344,999,973.50
Fee Rate	0.01531%
Amount of Registration Fee	$ 52,819.50
Offering Note	Includes 2,195,121 shares of Class A common stock that the underwriters have an option to purchase.